UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 28, 2015

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street, Little River, South Carolina	29566
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03. Material Modification to Rights of Security Holders.

As described in Item 5.07 below, on May 28, 2015, the stockholders of Integrated Environmental Technologies, Ltd. (the “Company”) approved the amended and restated articles of incorporation of the Company that provide for an increase in the number of the Company’s authorized shares of common stock, par value $.001 per share, from 400,000,000 to 600,000,000 shares. A copy of the Company’s amended and restated articles of incorporation is attached hereto as Exhibit 3.1.

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 28, 2015. At the annual meeting, a total of 245,306,302 shares, or 80.69%, of the Company’s common stock issued and outstanding as of the record date were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the annual meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2015.

Proposal Mo. 1 – Election of Directors. The stockholders elected all of the nominees for director, to serve on the Company’s board of directors until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, by the votes set forth in the table below.

Name of Nominee	For	Withheld	Broker Non-Votes
David R. LaVance	171,821,175	28,600,717	44,884,410
Paul S. Clayson	171,821,175	28,600,717	44,884,410
Michael D. Donnell	171,820,725	28,601,167	44,884,410
Anthony Giordano, III	171,811,155	28,610,737	44,884,410
Raymond C. Kubacki	115,721,427	84,700,465	44,884,410
David N. Harry	171,820,175	28,601,717	44,884,410

Proposal No. 2 – Adoption of Amended and Restated Articles of Incorporation. The stockholders approved the proposal to adopt the amended and restated articles of incorporation of the Company that provide for an increase in the number of authorized shares of common stock from 400,000,000 to 600,000,000 shares, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes

202,433,434	42,523,030	349,838	—

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Proposal No. 3 – Approval of the Non-Binding Advisory Resolution Approving Executive Compensation. The stockholders cast a non-binding advisory vote to approve executive compensation as set forth in the table below.

For	Against	Abstain	Broker Non-Votes

146,604,698	52,931,668	885,526	44,884,410

Proposal No. 4 – Approval of the Non-Binding Advisory Resolution to Determine the Frequency of the Vote to Approve a Non-Binding Advisory Resolution Approving Executive Compensation. The stockholders cast a non-binding advisory vote that the frequency of the non-binding advisory vote to approve a non-binding advisory resolution approving executive compensation shall occur every year, by the votes set forth in the table below.

Frequency	For	Broker Non-Votes

1 Year	176,003,199	44,884,410
2 Years	4,982,056	44,884,410
3 Years	9,143,744	44,884,410

Based on the stockholder approval of the one year frequency of the non-binding advisory vote to approve a non-binding advisory resolution approving executive compensation, that had been recommended by the Company’s board of directors, the Company will include a non-binding advisory resolution approving executive compensation in its proxy materials on an annual basis until the next required vote on the frequency of the non-binding advisory vote to approve a non-binding advisory resolution approving executive compensation.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Integrated Environmental Technologies, Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES. LTD.
(Registrant)

By:	/s/ David R. LaVance
David R. LaVance
President and Chief Executive Officer

Date: May 29, 2015

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Integrated Environmental Technologies, Ltd.